UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2008

ACCESS WORLDWIDE COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23489	52-1309227
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1820 North Fort Myer Drive, Arlington, Virginia	22209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 292-5210

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

On January 17, 2008, Access Worldwide Communications, Inc. (“Access Worldwide”), sold and issued to an accredited investor, pursuant to a Common Stock Purchase Agreement of same date, by and among Access Worldwide, Access Worldwide (AWWC) Philippines, Inc. (“Access – Philippines”) (Access Worldwide and Access-Philippines shall be referred to collectively as “Company”) and accredited investor; 5,778,120 shares of Access Worldwide common stock, par value $0.01, at a price per share of approximately $0.52, for an aggregate purchase price of $3 million (the “Transaction”). The sale of these shares was exempt from registration under the Securities Act of 1933 as a private offering to “accredited investors” under Section 4(2) of the Securities Act and Rule 506 of Regulation D.

As part of the Transaction, the Company also entered into as of January 17, 2008: a Voting Agreement among accredited investor, Access Worldwide and Shawkat Raslan, a director, which provided the director to vote his shares in favor of the selection of two (2) of accredited investor’s director nominees; an Option to Purchase Agreement between accredited investor and Access Worldwide providing accredited investor the right to purchase assets of Access – Philippines upon default of Access Worldwide under some of the Transaction documents; and an Amendment to its Master Services Agreement dated June 1, 2005 providing for, among other things, an extension to the Master Services Agreement and price changes for services provided under the Master Services Agreement between the parties (collectively, the “Collateral Documents”). The Common Stock Purchase Agreement and the Collateral Documents are attached hereto as Exhibits.

Item 8.01	Other Events.

As part of the Transaction referenced in Item 3.02, the Company entered into an Amendment to Master Services Agreement, which Amendment is filed with this Current Report on Form 8-K. Since the time the Master Services Agreement dated June 1, 2005 was entered into, such contract may now be deemed material and accordingly is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10(wwwww)	Common Stock Purchase Agreement, dated as of January 17, 2008.

10(xxxxx)	Voting Agreement, dated as of January 17, 2008.

10(yyyyy)	Option to Purchase Agreement, dated of as January 17, 2008.

10(zzzzz)	Master Services Agreement, dated June 1, 2005.

10(aaaaaa)	Amendment to Master Services Agreement, dated as of January 17, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS WORLDWIDE COMMUNICATIONS, INC.
(Registrant)

Date: January 24, 2008	By	/s/ Mark Wright
Mark Wright
General Counsel, Secretary

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Exhibit Index

Exhibit No.	Description
10(wwwww)	Common Stock Purchase Agreement, dated as of January 17, 2008.

10(xxxxx)	Voting Agreement, dated as of January 17, 2008.

10(yyyyy)	Option to Purchase Agreement, dated of as January 17, 2008.

10(zzzzz)	Master Services Agreement, dated June 1, 2005.

10(aaaaaa)	Amendment to Master Services Agreement, dated as of January 17, 2008.

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